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                                                                CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                        -------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   August 9, 1996
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                                Unidigital Inc.
                                ---------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware             0-27664                        13-3856672
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  (State or Other    (Commission File Number)  (IRS Employer Identification No.)
    Jurisdiction
 of Incorporation)


20 West 20th Street, New York, New York                      10011
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(Address of Principal Executive Offices)                  (zip code)


                                 (212) 337-0330
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                            (Registrant's telephone
                             number, including area
                                     code)


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         (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 2. ACQUISITION OF ASSETS

     On August 9, 1996, Unidigital Inc. (the "Company"), through a wholly-owned subsidiary, consummated the acquisition of certain assets of Cardinal Communications Group, Inc. ("Cardinal") and C-Max Graphics, Inc. ("C-Max"; C-Max and Cardinal are referred to collectively as the "Seller") located in New York City. The Seller provided prepress and digital print services to advertising agencies, publishers and corporations in the New York City and surrounding area. The Company intends to continue such line of business. The assets purchased included the Seller's entire customer list, inventory, equipment, trade name and 34,000 square feet of commercial real estate in New York City. The purchase price included cash payments of $1,450,000, issuance of $250,000 of restricted Common Stock of the Company (39,216 shares) and the assumption of equipment lease obligations and real estate taxes and mortgages. The Company funded the purchase price from proceeds of a $1,400,000 line of credit from Chase Manhattan Bank. In determining the purchase price, the Company considered, among other factors, the past and projected revenues generated from the customers of the Seller and the value of the acquired inventory, equipment and real estate.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Information of Business Acquired.

     To be filed by amendment. The Company believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Commission no later than October 23, 1996.

(b) Pro Forma Financial Information (unaudited).

     To be filed by amendment. The Company believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Commission no later than October 23, 1996.

(c) Exhibits.

Exhibit No.                        Description of Exhibit
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   10.1                            Asset Purchase Agreement dated as of
                                   August 2, 1996 by and among Unidigital
                                   Inc., Unidigital/Cardinal Corporation,
                                   Cardinal Communications Group, Inc., C-Max
                                   Graphics, Inc. (Cardinal and C-Max being referred to herein collectively as the "Seller"), and each of Mark and Sheldon
                                   Darlow, the sole shareholders of the
                                   Seller.






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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             Unidigital Inc.



                                             By: /s/Kevin H. Rich
                                                 -------------------------------
                                                  Kevin H. Rich, Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)


Date: August 19, 1996






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